UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 7, 2018

Tallgrass Energy GP, LP
(Exact name of registrant as specified in its charter)

Delaware	001-37365	47-3159268
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 W. 115th Street, Suite 350 Leawood, Kansas	66211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 928-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.
On February 7, 2018, Tallgrass Energy Partners, LP ("TEP") issued a joint press release with Silver Creek Midstream, LLC announcing that they have signed definitive documents to develop the Iron Horse Pipeline, a joint venture pipeline to transport crude oil from the Powder River Basin to Guernsey, Wyoming. A copy of this press release is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.
In addition, on February 7, 2018, TEP issued a press release announcing that its subsidiary BNN Water Solutions, LLC has acquired Buckhorn SWD Solutions, LLC and Buckhorn Energy Services, LLC. A copy of this press release is furnished with this Form 8-K as Exhibit 99.2 and incorporated into this Item 7.01 by reference.
Tallgrass Energy GP, LP, a Delaware limited partnership ("TEGP"), is the managing member of and therefore controls Tallgrass Equity, LLC ("Tallgrass Equity"). Tallgrass Equity, in turn, controls TEP through the direct ownership of 100% of Tallgrass MLP GP, LLC ("TEP GP"), TEP’s general partner. As a result, under generally accepted accounting principles, TEGP consolidates Tallgrass Equity, TEP GP, TEP, and TEP’s subsidiaries. TEGP has no operations outside of its indirect ownership interests in TEP.
The information in this Item 7.01 of Form 8-K, including the accompanying Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d)     Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release issued by Tallgrass Energy Partners, LP, dated February 7, 2018 (Furnished solely for purposes of Item 7.01 of this Form 8-K).

99.2	Press release issued by Tallgrass Energy Partners, LP, dated February 7, 2018 (Furnished solely for purposes of Item 7.01 of this Form 8-K).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALLGRASS ENERGY GP, LP

		By:	TEGP Management, LLC
its general partner

Date:	February 7, 2018	By:	/s/ David G. Dehaemers, Jr.
David G. Dehaemers, Jr.
President and Chief Executive Officer